OBERWEIS FUNDS	SUMMARY PROSPECTUS May 1, 2019

OBERWEIS SMALL-CAP VALUE FUND

INVESTOR CLASS  Ticker: OBIVX

INSTITUTIONAL CLASS  Ticker: OBVLX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.oberweisfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting us at 1-800-245-7311.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-245-7311. Your election to receive reports in paper will apply to all funds held with the fund complex.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2019, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.oberweisfunds.com/wp-content/uploads/2019/05/Oberweis_Funds_Prospectus.pdf, email a request to Funds@oberweis.net, call (800) 245-7311, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Oberweis Small-Cap Value Fund’s investment objective is capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investments)	INVESTOR CLASS	INSTITUTIONAL CLASS
Redemption Fee as a percentage of amount redeemed within 90 calendar days of purchase	None	None
Exchange Fee as a percentage of amount redeemed within 90 calendar days of purchase	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	.25%	.00%
Other Expenses	.32%	.29%
Total Annual Fund Operating Expenses	1.57%	1.29%
Expense Reimbursement[1]	(.02)%	.00%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.55%	1.29%

1  The Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 1.55% of the Fund’s average daily net assets attributable to the Investor Class Shares or 1.30% of the Fund’s average daily net assets attributable to the Institutional Class Shares, excluding any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (the “expense limitation”), however, the adviser is not obligated to reimburse the Fund for any amounts in excess of fees paid to the adviser. The contractual arrangement continues in force until April 30, 2020. Except for termination, the contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund, subject to approval by the

Board of Trustees of The Oberweis Funds. The adviser may recoup the amount of any expenses reimbursed during the term of the contract if the recoupment does not cause the Fund’s expenses to exceed the expense limitation in place at the time of the reimbursement.

Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Investor Class	$158	$494	$853	$1,866
Institutional Class	$131	$409	$708	$1,556

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expense or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by making intermediate and long-term investments in domestic, publicly-traded equity securities of small capitalization companies. Fund investment positions are generally held for 12 to 18 months, although longer or shorter holding periods may occur. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any) will be invested in securities of small capitalization companies (“80% investment policy”). For purposes of the 80% investment policy, the Fund’s investment adviser, Oberweis Asset Management, Inc. (“OAM”) considers small-cap companies as those, at the time of initial investment, with a market capitalization of less than $5 billion or with a market capitalization within the range of the holdings of the Russell 2000 Index. As of March 31, 2019, the market capitalization range of the Russell 2000 Index was $8.4 million to $8.8 billion.

OAM has developed and implemented a proprietary investment system focused on appreciation of publicly-traded small capitalization U.S. equities through intermediate- and long-term investment (the “Small-Cap Value Strategy”). The Small-Cap Value Strategy is guided by a proprietary initial screening system for companies included in the New York Stock Exchange, NASDAQ and AMEX. OAM applies a quantitative screen against the domestically traded equities listed on those exchanges, which narrows the investable universe of securities to approximately 300. The quantitative screen considers such factors as the security’s price to earnings ratio, price to cash flow ratio, cash flow to earnings ratio, debt to equity ratio, one year price history, dividend yield and dividend history. This screen aids in uncovering potentially undervalued securities that have a reasonable risk profile relative to the benchmark. A secondary, fundamental analysis is applied to further narrow the number of investable securities that prioritizes understanding and limiting the risks of the individual securities and portfolio as a whole. A computer-based mathematical program is then used to aid in determining the final composition of securities in the Fund’s portfolio.

Through the use of these screens, OAM attempts to actively monitor both macro and micro drivers of perceived risk. Accordingly, the management team may adjust individual, industry, sector or other factor-related weights in an attempt to limit perceived downside risk. OAM may, from time to time based on its analysis of market signals in conjunction with the Small-Cap Value Strategy, liquidate investment positions and hold the proceeds in money market funds, other highly liquid obligations or the electronically-traded iShares Russell 2000 Value Index Fund. OAM expects to re-balance the Fund’s portfolio of securities three to four times each calendar year based on investment performance.

PRINCIPAL RISKS

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small-sized companies, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. There can be no assurance that the Fund’s objective will be met.

Small-sized Company Risk

The Fund is subject to small company risk. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Equity Securities Risk

Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, or a particular company.

Management Risk

The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.

Market Risk

Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

FUND PERFORMANCE

The Fund has adopted the performance history of the Predecessor Fund’s Class I shares for all periods prior to October 2, 2017. The bar chart and the performance table below provide some indication of the risks of an investment in the Fund by showing how the Fund’s and the Predecessor Fund’s performance has varied from year to year and by showing how the Fund’s Institutional Class shares and the Predecessor Fund’s Class I shares average annual returns compare with a broad measure of market performance. The table shows how the Fund’s and the Predecessor Fund’s performance compares to the Russell 2000 Value Index, which is the Fund’s and the Predecessor Fund’s benchmark index. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or individual retirement account (“IRA”). The Predecessor Fund’s past performance, before and after taxes, does not necessarily represent how the Fund will perform in the future. Investor Class shares have not been offered for a full calendar year and as a result, no Investor Class share performance data is provided.

Annual Total Returns (for the Periods Ended December 31)

Average Annual Total Returns (for the Periods Ended December 31, 2018)

Small-Cap Value Fund — Institutional Class [1]
	1 YEAR	5 YEARS	SINCE INCEPTION
Return Before Taxes	(16.45)%	1.59%	8.81%[2]
Return After Taxes on Distributions[1]	(18.20)%	7.58%	8.21%[2]
Return After Taxes on Distributions and Sale of Fund Shares[1]	(8.55)%	1.00%	8.31%[2]
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	(12.86)%	3.61%	9.17%[2]

1 The Predecessor Fund acquired all of the assets and liabilities of Cozad Small Cap Value Fund I, LP in a tax-free reorganization on July 1, 2014. As a result of the different tax treatment of the Cozad Small Cap Value Fund I, LP, we are unable to calculate after-tax returns for the periods prior to July 1, 2014. The Cozad Small Cap Value Fund I, LP did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions.

2 Since September 30, 2010

MANAGEMENT

Investment Adviser

Oberweis Asset Management, Inc. (“OAM” or the “Adviser”)

Portfolio Manager

David Wetherell, Portfolio Manager, since inception of the Fund.

For important information about buying and selling Fund shares, tax information and financial intermediary compensation, see “Information About the Funds” on page 4.

INFORMATION ABOUT THE FUNDS

Buying and Selling Fund Shares

Buying Investor Class Shares

The minimum initial investment is $1,000 ($500 for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan. (See page 70 of the Fund’s prospectus for details.) Additional purchases for all existing accounts must be in amounts of at least $100.

Buying Institutional Class Shares

The minimum initial investment is $1,000,000. Shares of the Oberweis Small-Cap Value Fund received by shareholders of the Cozad Small Cap Value Fund (the “Cozad Predecessor Fund”) as a result of the reorganization which occurred on October 2, 2017 are not subject to the minimum initial investment requirement for Institutional Class Shares of the Oberweis Small-Cap Value Fund. There is no minimum for subsequent purchases. You may meet the minimum initial investment amount by aggregating multiple accounts with common ownership within a Fund, including individual and joint accounts, as well as accounts where you have beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. In addition, if you invest in a Fund through a financial intermediary, the minimum initial investment requirement may be met if your financial intermediary aggregates investments of multiple clients to meet the minimum. There is no minimum initial investment requirement for omnibus retirement plans or wrap fee program assets held in an omnibus account with aggregate assets of $10 million or more. The Fund reserve the right to waive or modify these minimum initial investment requirements at any time.

Selling Shares

You may redeem shares of the Fund by mail, telephone, online at oberweisfunds.com or through your own securities broker/dealer or its designated agent or bank or other institution on any day the New York Stock Exchange is open.

Tax Information

Each Fund’s distributions are taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.